UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           November 6, 2008
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On November 6, 2008, Laboratory Corporation of America® Holdings (LabCorp®) (NYSE: LH) announced that it will be the first national clinical laboratory to offer HBV PCR testing using a newly FDA approved assay, the Roche COBAS® TaqMan® HBV Test. This assay, to be offered next week, is intended to be used as an aid in managing patients with chronic HBV infection undergoing antiviral therapy. Since the goal of HBV therapy is to treat until circulating virus can no longer be detected it is important that viral DNA monitoring assays provide a high level of sensitivity. The Roche COBAS® TaqMan® HBV Test accurately measures HBV DNA levels as low as 29 international units (IU) per mL, and can detect as positive more than 95% of samples containing as few as 3.5 IU/mL (in plasma) and 3.4 IU/mL (in serum).

Exhibits

99.1 Press Release dated November 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: November 6, 2008	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary